UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2020

CAREVIEW COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54090	95-4659068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 State Highway 121, Suite B-240, Lewisville, TX 75067

(Address of principal executive offices and Zip Code)

(972) 943-6050

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230-405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

		Page
Item 1.01	Entry into a Material Definitive Agreement	3

Item 9.01	(d) Exhibits	3

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Item 1.01 Entry into a Material Definitive Agreement.

As previously reported by CareView Communications, Inc. (the “Company”) in our Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 5, 2018, on February 2, 2018 the Company entered into an amendment (the “Rockwell Note Amendment”) to the Company’s Promissory Note to Rockwell Holdings I, LLC (“Rockwell”) dated as of January 31, 2017 (the “Rockwell Note”), pursuant to which Rockwell agreed to defer $50,000 of each $100,000 quarterly payment due under the Rockwell Note from January 1, 2018 through the termination of the modification period provided for under the Modification Agreement entered into on February 2, 2018, as amended, by and among the Company, CareView Communications, Inc., a Texas corporation and a wholly owned subsidiary of the Company (the “Borrower”), CareView Operations, L.L.C., a Texas limited liability company and a wholly owned subsidiary of the Borrower, and PDL Investment Holdings, LLC (as assignee of PDL BioPharma, Inc.), in its capacity as administrative agent and lender (the “Lender”) under the Credit Agreement dated as of June 26, 2015, as amended, by and among the Company, the Borrower and the Lender.

As previously reported in our Current Report on Form 8-K filed with the SEC on January 7, 2020, the Company and Rockwell entered into a Second Amendment to the Rockwell Note (the “Second Rockwell Note Amendment”) on December 31, 2019, pursuant to which Rockwell agreed to extend the term of the Rockwell Note by one year, to December 31, 2020, and agreed to extend the time to make the quarterly payment that would otherwise be due on December 31, 2019 to January 31, 2020.

As previously reported in our Current Report on Form 8-K filed with the SEC on February 6, 2020, the Company and Rockwell entered into a Third Amendment to the Rockwell Note (the “Third Rockwell Note Amendment”) effective as of January 31, 2020, pursuant to which Rockwell agreed to extend the time to make the quarterly payment that would otherwise be due on December 31, 2019 from January 31, 2020 to February 10, 2020.

Effective as of March 31, 2020, the Company and Rockwell entered into a Fourth Amendment to the Rockwell Note (the “Fourth Rockwell Note Amendment”), pursuant to which Rockwell agreed to extend the time to make the quarterly payment that would otherwise be due on March 31, 2020 to April 16, 2020.

The foregoing descriptions of the Rockwell Note, the Rockwell Note Amendment, the Second Rockwell Note Amendment, the Third Rockwell Note Amendment and the Fourth Rockwell Note Amendment are qualified, in their entirety, by reference to each such document, copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated by reference into this Item 1.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Date	Document
10.01	01/31/17	Promissory Note to Rockwell Holdings I, LLC(1)
10.02	02/02/18	Amendment to Promissory Note to Rockwell Holdings I, LLC(2)
10.03	12/31/19	Second Amendment to Promissory Note to Rockwell Holdings I, LLC(3)
10.04	01/31/20	Third Amendment to Promissory Note to Rockwell Holdings I, LLC(4)
10.05	03/31/20	Fourth Amendment to Promissory Note to Rockwell Holdings I, LLC(*)

(1)	Filed with the Current Report on Form 8-K filed with the SEC on February 2, 2017.
(2)	Filed with the Current Report on Form 8-K filed with the SEC on February 5, 2018.
(3)	Filed with the Current Report on Form 8-K filed with the SEC on January 7, 2020.
(4)	Filed with the Current Report on Form 8-K filed with the SEC on February 6, 2020.

*	Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2020	CAREVIEW COMMUNICATIONS, INC.

	By:	/s/ Steven G. Johnson
Steven G. Johnson Chief Executive Officer